                                                                      EXHIBIT 21
                                                                      ----------

                           SUBSIDIARIES OF REGISTRANT
                           --------------------------

      Name of Subsidiary                                                         Incorporated or Organized
      ------------------                                                         -------------------------
                                                                                       Under Laws of
                                                                                       -------------
American Flange & Manufacturing Co. Inc.                                                   Illinois
Barzon Corporation                                                                         Delaware
Great Lakes Corrugated Corp.                                                               Ohio
Greif Bros. Corp. of Ohio, Inc.                                                            Delaware
Greif Bros. Corporation                                                                    Delaware
Greif Bros. Service Corp.                                                                  Delaware
Greif U.S. Holdings, Inc.                                                                  Nevada
Sirco Systems, LLC                                                                         Delaware
Soterra LLC                                                                                Delaware
South Coast - Van Leer Texas LLC (20%)                                                     Delaware
Tainer Transportation, Inc.                                                                Delaware
Trend Pak, Inc.                                                                            Ohio
Van Leer Containers, Inc.                                                                  Delaware

Lametal del Norte S.A.                                                                     Argentina
Van Leer Argentina S.A.                                                                    Argentina
ContainerNet Pty Ltd.                                                                      Australia
Van Leer Australia Pty Limited                                                             Australia
Van Leer Southeast Asia Partnership Ltd.                                                   Australia
Van Leer (SEA) Services Ltd.                                                               Australia
Austro Fass Vertriebs GmbH (51%)                                                           Austria
Van Leer Belize, Ltd.                                                                      Belize
Van Leer Coordination Center N.V.                                                          Belgium
Van Leer - Muno N.V                                                                        Belgium
Greif Brazil Holdings Ltda                                                                 Brazil
Huhtamaki Holdings do Brasil Ltda                                                          Brazil
Van Leer Amazonas Ltda.                                                                    Brazil
Van Leer Embalagens Industriais do Brasil Ltda                                             Brazil
Van Leer Holding S.A.                                                                      Brazil
Greif Bros. Canada Inc.                                                                    Canada
Van Leer Chile SA                                                                          Chile
Van Leer Cogas SA (51%)                                                                    Chile
Van Leer Ningbo Packaging Ltd.                                                             China
Van Leer Envases de Colombia SA                                                            Columbia
Van Leer Envases de Costa Rica SA                                                          Costa Rica
Van Leer Obaly A.S. (97.1%)                                                                Czech Republic
Van Leer Danmark A/S                                                                       Denmark
Van Leer Egypt LLC (75%)                                                                   Egypt
Greif France Holdings SAS                                                                  France
Van Leer Fibre et Plastique France SNC                                                     France
Van Leer France Holdings SAS                                                               France
Van Leer France SNC                                                                        France
Van Leer Grundstucksverwaltungs GmbH Koln                                                  Germany
Van Leer Verpackungen Beteilgungs GmbH                                                     Germany
Van Leer Verpackungen GmbH & Co. KG                                                        Germany
Van Leer Elpack AEBE                                                                       Greece

                                                                      EXHIBIT 21
                                                                      ----------
                                                                     (continued)

      Name of Subsidiary                                                         Incorporated or Organized
      ------------------                                                         -------------------------
                                                                                       Under Laws of
                                                                                       -------------
Van Leer Envases de Guatemala                                                            Guatemala
Van Leer Dunadob Kft.                                                                    Hungary
Balmer Lawrie - Van Leer Ltd (40.06%)                                                    India
Van Leer Ireland Ltd.                                                                    Ireland
Van Leer Italia SpA                                                                      Italy
Van Leer Jamaica Ltd.                                                                    Jamaica
Chuo-Sangyo Ltd.                                                                         Japan
Nippon Van Leer Limited                                                                  Japan
Tri-Sure Japan, Ltd.                                                                     Japan
Van Leer East Africa Ltd.                                                                Kenya
Van Leer Cylinders Sdn. Bhd.                                                             Malaysia
Van Leer Malaysia Sdn. Bhd.                                                              Malaysia
Van Leer Packaging Sdn Bhd (Johor)                                                       Malaysia
Van Leer Packaging Sdn Bhd (Sarawak)                                                     Malaysia
Compania Mexicana Tri-Sure, S.A. de C.V.                                                 Mexico
Consorcio Van Leer Mexicana, S.A. de C.V.                                                Mexico
Fibro Tambor, S.A. de C.V.                                                               Mexico
Servicios Corporativos Van Leer, S.A. de C.V.                                            Mexico
Van Leer Mexicana S.A. de C.V.                                                           Mexico
Van Leer Mocambique Lda. (80%)                                                           Mozambique
Van Leer Omafu S.A. (60%)                                                                Morocco
Cooperative Financieringsinsteling WA                                                    Netherlands
Doclog B.V.                                                                              Netherlands
Emballagefabrieken Verma BV                                                              Netherlands
Gronystaal B.V.                                                                          Netherlands
Paauw Holdings BV                                                                        Netherlands
Royal Packaging Industries Van Leer NV                                                   Netherlands
Tri-Sure Closure Systems B.V.                                                            Netherlands
Van Leer Beheer I BV                                                                     Netherlands
Van Leer Beheer II BV                                                                    Netherlands
Van Leer Beheer VI BV                                                                    Netherlands
Van Leer Beheer VII BV                                                                   Netherlands
Van Leer Beheer VIII BV                                                                  Netherlands
Van Leer Eurobottle B.V.                                                                 Netherlands
Van Leer Nederland B.V.                                                                  Netherlands
Van Leer Nederland Verpakkingen BV                                                       Netherlands
Van Leer Services B.V.                                                                   Netherlands
Van Leer Vastgoed B.V.                                                                   Netherlands
Optipak Ltd.                                                                             New Zealand
Van Leer Envases de Centro America S.A.                                                  Nicaragua
Van Leer Containers PLC (51%)                                                            Nigeria
Van Leer Philippines Inc.                                                                Philippines
Van Leer Silesia Sp. Z.o.o.                                                              Poland
Van Leer Aqua Pack Sp. Z.o.o.                                                            Poland
Embalagens de Portugal Van Leer, Lda.                                                    Portugal
Socer-Embalagens, Lda. (25%)                                                             Portugal
ZAO Van Leer Upackovka                                                                   Russia
LLC Van Leer Vologda                                                                     Russia
ZAO Van Leer Ural                                                                        Russia

                                                                      EXHIBIT 21
                                                                      ----------
                                                                     (concluded)

      Name of Subsidiary                                                         Incorporated or Organized
      ------------------                                                         -------------------------
                                                                                       Under Laws of
                                                                                       -------------
Van Leer Singapore Pte Ltd                                                              Singapore
Greif Spain Holdings, SL.                                                               Spain
Van Leer Iberica S.A.                                                                   Spain
API (Pty) Ltd.                                                                          South Africa
June D's CC                                                                             South Africa
Van Leer Neptune Plastics (Pty) Ltd                                                     South Africa
Van Leer SA (Pty) Ltd.                                                                  South Africa
VL Metal Containers South Africa (Pty) Ltd.                                             South Africa
Rubsteel AB                                                                             Sweden
Van Leer Svenska AB                                                                     Sweden
Van Leer Sweden Packaging AB                                                            Sweden
Van Leer Thailand Co., Ltd.                                                             Thailand
Van Leer Containers Ltd                                                                 Trinidad
Van Leer Mimaysan Ambalaj Sanayi AS (75%)                                               Turkey
Van Leer Supak Ambalaj Sanayi Ticaret Ltd. Sirketi                                      Turkey
Ecocontainer (UK) Ltd.                                                                  United Kingdom
Metal Containers Ltd.                                                                   United Kingdom
Van Leer (UK) Ltd.                                                                      United Kingdom
VL Direct UK Ltd.                                                                       United Kingdom
Van Leer Uruguay S.A.                                                                   Uruguay
Industrias Venezolanas Van Leer C.A.                                                    Venezuela
Van Leer Envases Valencia C.A.                                                          Venezuela
Van Leer Venezuela, C.A.                                                                Venezuela
Van Leer Zimbabwe Private Ltd.                                                          Zimbabwe